SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) October 1, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


   33-70564                           04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts          02108
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

                None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On October 1, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 25 thereof (the "Partnership"), completed various agreements relating to Dublin Housing Associates, Phase II, A North Carolina Limited Partnership (the "Operating Partnership"), including an Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of September 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit
(2)(a).

    The Operating Partnership owns and operates an apartment complex in Bladenboro, North Carolina which is known as Rosewood Estates, Phase II (the "Apartment Complex"). The Apartment Complex consists of 16 one-bedroom units. The Apartment Complex was completed in January 1997 and is currently fully occupied.

    Construction financing in the amount of $681,323 was provided by United Carolina Bank. Permanent mortgage financing in the aggregate amount of $681,323 (the "Mortgage Loan") is being provided by the Rural Housing Service of the United States Department of Agriculture. The Mortgage Loan has a 50-year term and is payable in 600 monthly installments. As a result of an interest credit subsidy received by the Operating Partnership from the Permanent Lender, the effective interest rate on the Mortgage Loan is 1%.

    100% of the apartment units (16 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partners are Levy C. Pait, Billy R. Pait and Windell
F. Pait, each of Bladenboro, North Carolina.

    Pait Real Estate, an affiliate of the General Partners, serves as the management agent for the Apartment Complex (the "Management
Agent"). The Management Agent will receive a monthly fee from the Operating Partnership equal to 5% of gross revenues received during the previous month.

    The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $129,586 which has been or will be payable to the Operating Partnership in four (4)
Installments as follows:

    1. $64,793 on the latest of (i) the Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage Closing, or
(iv) Permanent Mortgage Commitment;

    2. $32,397 on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) State Designation or (iv) satisfaction of all conditions to the First Installment;

    3.   $25,917 on the latest of (i) Permanent Mortgage
Commencement, (ii) Initial 100% Occupancy Date or (iii) satisfaction of all conditions to the Second Installment;

    4. $6,479 on the later to occur of (i) date on which the Partnership receives the Operating Partnership's tax return for the year in which Breakeven occurred or (ii) satisfaction of all conditions to payment of the Third
Installment.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $257,820 of Tax Credits during the 10-year period commencing in 1996, of which $255,242 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:


                 Normal             Capital       Cash
                 Operations       Transactions    Flow


General Partner    1%                50%           80%


Partnership       99%                49.999%       20%


Special Limited    0%                0.001%         0%
Partner



    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Communications Limited Partnership ("BCCLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $750 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in
Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCCLP as an Affiliate thereof from its own funds.

    The Operating Partnership will pay a Construction and Development Fee in the amount of $93,721 to the General Partner (or its designee) for its service in connection with the construction and development of the Apartment Complex payable $64,793 from the proceeds of the First Installment of the Investment Limited Partner's Capital Contribution and $28,478 from the proceeds of the Second Installment of the Investment Limited Partner's Capital Contribution. The General Partner will also receive a reimbursement from the proceeds of the Investment Limited Partner Capital Contributions of $105 of developer's overhead costs. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1998 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $750 per annum or
(ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.

(a) and (b) There is no meaningful current or historic financial information is available at this time.

(c)  Exhibits.              Page

(1)(a)1  Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a) Amended and Restated Agreement of Limited Partnership of Dublin Housing Associates, Phase II, A North Carolina
Limited Partnership

(2)(b)  Certification and Agreement of Dublin Housing
Associates, Phase II, A North Carolina Limited Partnership

(4)(a)2  Agreement of Limited Partnership of the Partnership

(16)  None

(17)  None

(21)  None

(24)  None

(25)  None

(28)  None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:  Boston Capital Associates IV L.P.,
its General Partner


By:  C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:  /s/ Herbert F. Collins
Herbert F. Collins, Partner


BOS2: 53168_1

17537/1229